                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 14, 2001                      /s/ Frank A. Godchaux III
                                  ----------------------------------------
                                       Frank A. Godchaux III,
                                       Chairman of the Board of Directors



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                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 14, 2001                       /s/ Charles R. Godchaux
                                      ------------------------------------
                                        Charles R. Godchaux,
                                        Vice Chairman of the Board of Directors

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 14, 2001                    /s/ Frank K. Godchaux
                                     -----------------------------------
                                       Frank K. Godchaux, Director

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 14, 2001                       /s/ Theresa G. Payne
                                     -----------------------------------
                                          Theresa G. Payne, Director

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 14, 2001                     /s/ W. Elton Kennedy
                                   -----------------------------------
                                        W. Elton Kennedy, Director

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


September 14, 2001                        /s/ E. James Lowrey
                                       ---------------------------------
                                           E. James Lowrey, Director

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 14, 2001                     /s/ Thomas B. Walker, Jr.
                                    --------------------------------------
                                        Thomas B. Walker, Jr., Director

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




September 14, 2001                      /s/ Patrick W. Rose
                                     ---------------------------------
                                         Patrick W. Rose, Director